UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 12, 2020, Ashford New York LP (the “Borrower”), a subsidiary of Ashford Hospitality Trust, Inc. (the “Company”), received an Acceleration Notice from Wells Fargo Bank, National Association, as Trustee for the benefit of the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-EMBSY, Commercial Mortgage Pass-Through Certificates, Series 2019-EMBSY (the “Noteholder”) relating to a loan made on January 22, 2019 to Borrower in the original principal amount of $108,750,000 (the “Loan”). The Loan is currently held by Noteholder and is evidenced by a Loan Agreement dated January 22, 2019 (the “Loan Agreement”). Midland Loan Services, a division of PNC Bank, National Association is the special servicer of the Loan for Noteholder. On April 1, 2020 and May 1, 2020, the Borrower failed to make monthly payments that were due under the Loan. The failure to make such payments constituted an Event of Default, as such term is defined in the Loan Agreement. Pursuant to the Acceleration Notice, Noteholder notified the Borrower that it was accelerating the Loan in full. Pursuant to the Acceleration Notice, the Trustee demanded immediate payment of $108,772,028.20, which is the sum of all principal and accrued interest amounts due under the Loan Agreement, together with default interest, a prepayment premium, a reconveyance/payoff fee, a bank account maintenance fee, interest on advances, a special servicing fee, a liquidation fee, per diem interest through the date of indefeasible payment in full, plus $60,000.00 to secure payment of legal fees incurred and anticipated to be incurred by Trustee.

The Loan is secured by a mortgage lien against the Embassy Suites Midtown Manhattan hotel and is non-recourse to the Company. The Acceleration Notice does not trigger any cross default clauses in other loans taken out by subsidiaries of the Company (and the Company itself does not have any loans or indebtedness at the parent company level).

Item 7.01      Regulation FD Disclosure.

Nearly all of the Company’s properties are pledged as collateral for a variety of loans.  On or about March 17, 2020, we sent notice to all of our lenders notifying such lenders that the spread of the novel strain of coronavirus (COVID-19) was having a significant impact on the travel and hospitality industry and that our hotels were experiencing a severe decrease in revenue resulting in a negative impact on cash flow. While our loan agreements do not contain forbearance rights, we requested a modification to the terms of the loans.  Specifically, we requested that for a period of time, shortfalls in debt service payments accrue without penalty and all extension options be deemed granted notwithstanding the existence of any debt service payment accruals. Beginning on April 1, 2020, we did not make principal or interest payments under nearly all of our loan agreements, which constituted an “Event of Default” as such term is defined under the applicable loan agreement.  Pursuant to the terms of the applicable loan agreement, such an Event of Default caused an automatic increase in the interest rate on our outstanding loan balance for the period such Event of Default remains outstanding. Following an Event of Default, our lenders can generally elect to accelerate all principal and accrued interest payments that remain outstanding under the applicable loan agreement and start to foreclose on the applicable hotel properties that are security for such loans.  The Company is in the process of negotiating forbearance agreements with its lenders. At this time, we cannot predict the likelihood that these forbearance agreement discussions will be successful in modifying such terms.

On May 8, 2020, Ashford Scotts Valley LP, a subsidiary of the Company, received an Acceleration Notice from U.S. Bank National Association, as Trustee, for the benefit of the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (the “2015 Noteholder”) relating to a loan made on March 6, 2015 and assumed by Ashford Scotts Valley LP on February 26, 2019, in the original principal amount of $27,020,000.00 (the “2015 Loan”). The 2015 Loan is currently held by the 2015 Noteholder and is evidenced by a Loan Agreement dated as of March 6, 2015 (the “2015 Loan Agreement”). Midland Loan Services, a division of PNC Bank, National Association is the special servicer of the 2015 Loan for 2015 Noteholder. On April 6, 2020 and May 6, 2020, the Company failed to make monthly payments that were due under the 2015 Loan. The failure to make such payments constituted an Event of Default, as such term is defined in the 2015 Loan Agreement. Pursuant to the Acceleration Notice, the 2015 Noteholder notified Ashford Scotts Valley LP that it was accelerating the Loan in full. Pursuant to the Acceleration Notice, the 2015 Noteholder demanded immediate payment of $27,020,000.00, which is the sum of all principal and accrued interest amounts, plus late charges, default interest, attorney’s fees, and advances of costs and expenses. Pursuant to the Acceleration Notice, the Trustee demanded immediate payment of the outstanding principal amount of the Loan, plus late charges, default interest, attorney’s fees and costs and expenses. The 2015 Loan is secured by a mortgage lien against the Hilton Scotts Valley hotel in Santa Cruz, California.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks Chief Financial Officer

Date: May 18, 2020

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